ARTHUR ANDERSEN
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-72330.

                                                  s/ ARTHUR ANDERSEN LLP
                                                  ----------------------------
                                                     ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 30, 1995